FORWARD FUNDS

Supplement dated March 2, 2017

to the

Forward Funds Class A, Class B, Class C and Advisor Class Prospectus dated May 1, 2016.

IMPORTANT NOTICE REGARDING THE ADVISOR CLASS

ADVISOR CLASS

On January 17, 2017, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), determined that the series of the Trust (each a “Fund”) will cease offering Advisor Class shares effective on March 29, 2017 (the “Closure Date”). Effective on or after the Closure Date, outstanding Advisor Class shares of a Fund will be exchanged at relative net asset value for Institutional Class shares of the same Fund having the same value.

This supplement supersedes the supplement filed on January 27, 2017 solely with respect to the sale of Advisor Class shares, which stated that sales of Advisor Class shares would cease to be available for purchase by new investors or existing investors (except through reinvested dividends) or for exchanges from other classes of Funds of the Trust effective as of the close of business on February 28, 2017. Advisor Class shares will continue to be available for purchase by new investors and existing investors and for exchanges from other classes of Funds of the Trust until the close of business on March 24, 2017.

ACCORDINGLY, EFFECTIVE AS OF THE CLOSE OF BUSINESS ON MARCH 24, 2017, ADVISOR CLASS SHARES WILL NO LONGER BE AVAILABLE FOR PURCHASE BY NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS) OR BE AVAILABLE FOR EXCHANGES FROM OTHER CLASSES OF FUNDS OF THE TRUST.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP ADV CL 03022017